EXHIBIT 23.1



CONSENT OF INDEPENDENT AUDITORS




THE BOARD OF DIRECTORS
CELGENE CORPORATION:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "EXPERTS" in the prospectus.

                                                            /s/ KPMG LLP
                                                            ----------------


Short Hills, New Jersey
July 26, 2000